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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): September 14, 2005

                     Lehman ABS Corporation, on behalf of:

           Corporate Backed Trust Certificates, Series 2001-19 Trust
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              (Exact Name of Registrant as Specified in Charter)

Delaware                             001-31854               13-3447441
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State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                   File Number)          Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                     10019
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
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         (Former Name or Former Address, if Changed Since Last Report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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     The Corporate Backed Trust Certificates, Series 2001-19 Trust (the
"Trust") was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of May 11, 2001 (the "Trust Agreement").

Section 8  Other Events
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Item 8.01.    Other Events
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     This current report on Form 8-K relates to the Corporate Backed Trust
Certificates, Series 2001-19, Class A-1, issued by the Trust (the
"Certificates"). The Trust's assets consist solely of 8.30% Notes due 2029, each issued by Delta Air Lines, Inc. (the "Underlying Securities Issuer").

     On September 14, 2005, the Underlying Securities Issuer filed for bankruptcy protection in U.S. Bankruptcy Court in New York. Under the Trust Agreement, the bankruptcy filing by the Underlying Securities Issuer constitutes an event of default with respect to the Certificates.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  September 16, 2005


                                         LEHMAN ABS CORPORATION



                                         By: /s/ Charles M. Weaver
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                                         Name:    Charles M. Weaver
                                         Title:   Vice President